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Exhibit 99.2

          SUBSIDIARY GUARANTEE AGREEMENT dated as of March 2, 2005 among MOLSON COORS BREWING COMPANY, a Delaware corporation (the "Company"), COORS BREWING COMPANY, MOLSON CANADA 2005, MOLSON INC., MOLSON COORS CANADA INC. and COORS BREWERS LIMITED (the "Initial Borrowing Subsidiaries" and, together with the Company and other Borrowing Subsidiaries from time to time party to the Credit Agreement, the "Borrowers"), each subsidiary of the Company listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), on behalf of the Lenders under the Credit Agreement referred to below.

        Reference is made to the Credit Agreement dated as of March 2, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Initial Borrowing Subsidiaries and other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and Bank of Montreal, as Canadian Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of the Guarantors is a Subsidiary of the Company and an affiliate of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

        SECTION 1. Definitions. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

          (b)   The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

          (c)   As used in this Agreement, the following terms have the meanings specified below:

        "Canadian Guarantor" means any Guarantor that is a Canadian Subsidiary.

        "Company Guarantor" means any Guarantor that is (a) Molson Coors Capital Finance ULC or (b) a Foreign Subsidiary that Guarantees or is otherwise liable for the Senior Notes.

        "Guarantors" means (a) the Subsidiaries identified on Schedule I hereto and (b) each other Subsidiary that becomes a party to this Agreement as a Guarantor after the Effective Date.

        "UK Guarantor" means any Guarantor that is a UK Subsidiary.

        SECTION 2. Guarantee. (a) (i) Each Guarantor (other than Company Guarantors, Canadian Guarantors and UK Guarantors) hereby irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the payment when and as due of all the Obligations; (ii) each Company Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other Company Guarantors and severally, as a primary obligor and not merely as a surety, the payment when and as due of the Obligations of the Company; (iii) each Canadian Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other Canadian Guarantors and severally, as a primary obligor and not merely as a surety, the payment when and as due of the Obligations of the Canadian Borrowing Subsidiaries (other than its own Obligations as a Canadian Borrowing Subsidiary); and (iv) each UK Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other UK Guarantors and severally, as a primary obligor and not merely as a surety, the payment when and as due of the Obligations of the UK Borrowing Subsidiaries (other than its own Obligations as a UK Borrowing Subsidiary).

          (b)   Each of the Guarantors further agrees that the due and punctual payment of the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Without prejudice to the Borrowers' rights to receive demands for payment in accordance with the terms of the Credit Agreement and to the fullest extent permitted by law, each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

        SECTION 3. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Agent or Lender to any balance of any deposit account or credit on the books of any Agent or Lender in favor of any Borrower or any other Person.

        SECTION 4. No Limitations, Etc. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 20, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Agent or Lender to assert any claim or demand or to enforce any right or remedy against any Loan Party under the provisions of any Loan Document or otherwise; (ii) any extension or renewal of any of the Obligations; (iii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations guaranteed hereunder by such Guarantor) or which would impair or limit the right of any Guarantor to subrogation.

          (b)   To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrowers or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the payment in full in cash of all the Obligations guaranteed hereunder by such Guarantor. The Agents and the Lenders may, at their election, compromise or adjust any part of the Obligations, make any other accommodation with any of the Borrowers or any other Loan Party or exercise any other right or remedy available to them against any of the Borrowers or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations guaranteed hereunder by such Guarantor have been fully paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any of the Borrowers or any other Loan Party, as the case may be.

        SECTION 5. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation guaranteed hereunder by such Guarantor is rescinded or must otherwise be restored by any Agent or Lender upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

        SECTION 6. Agreement To Pay; Indemnity; Subrogation; Contribution. In furtherance of the foregoing and not in limitation of any other right which any Agent or Lender may have at law or in equity against any Guarantor by virtue hereof, upon the failure of any of the Borrowers or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor that guarantees such Obligation hereby promises to and will, upon receipt of written demand by any Agent or Lender, forthwith pay, or cause to be paid, to the Applicable Agent or Lender in cash the amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest thereon. Each Guarantor further agrees that if payment in respect of any Obligation guaranteed hereunder by such Guarantor shall be due in a currency other than US Dollars and/or at a place of payment other than New York and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of any Agent or Lender, not consistent with the protection of its rights or interests, then, at the election of the Administrative Agent, such Guarantor shall make payment of such Obligation in US Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify each Agent and Lender against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment. Upon payment by any Guarantor of any sums as provided in this Section 6, all rights of such Guarantor against any of the Borrowers or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinated and junior in right of payment to the prior payment in full in cash of all the Obligations owed by such Borrower or Guarantor to the Agents and Lenders.

        Subject to the subordination provisions contained in the preceding paragraph of this Section 6, (i) each of the Borrowers agrees to indemnify any Guarantor making any payment as required under this Section 6 for the full amount of such payment and, until such indemnification obligation shall have been satisfied, such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment, and (ii) each Guarantor (a "Contributing Guarantor") agrees that, in the event a payment shall be made by any other Guarantor under this Agreement, and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrowers as provided for in clause (i), the Contributing Guarantor shall, to the extent the Claiming Guarantor shall not have been so indemnified by the Borrowers, indemnify the Claiming Guarantor in an amount equal to the amount of such payment, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 21, the date of the Supplement hereto executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 21, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6 shall be subrogated to the rights of such Claiming Guarantor under clause (i) to the extent of such payment.

        SECTION 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each of the Borrowers' and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or any Lender will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

        SECTION 8. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit

Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Company as provided in Section 10.01 of the Credit Agreement.

        SECTION 9. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors herein and in any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and acceptance and purchase of any B/As, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or B/A or any fee or any other amount payable under any Loan Document is outstanding and so long as the Commitments have not expired or terminated.

        SECTION 10. Binding Effect; Several Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Lenders and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

        SECTION 11. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

        SECTION 12. Administrative Agent's Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expense incurred hereunder as provided in Section 10.03 of the Credit Agreement.

          (b)   Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all actual out-of-pocket losses, claims, damages, liabilities and related expenses (other than Taxes which, in all cases, are subject to indemnity only pursuant to Section 2.17 of the Credit Agreement), including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement in relation to such Guarantor or any claim, litigation, investigation or proceeding relating to the foregoing agreement, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is instituted by a third party or by any of the Borrowers or any other Loan Party); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties.

          (c)   Any such amounts payable as provided hereunder shall be additional Obligations. The provisions of this Section 12 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent or Lender. All amounts due under this Section 12 shall be payable promptly after written demand therefor.

        SECTION 13. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 14. Waivers; Amendment. (a) No failure or delay by any Agent or Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 14, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b)   Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between the Administrative Agent and the Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

        SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        SECTION 16. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

        SECTION 18. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

        SECTION 19. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

          (b)   Each of the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 19. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c)   Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 20. Termination or Release. (a) Subject to the reinstatement provisions of Section 5, the guarantee of a Guarantor hereunder shall be automatically terminated when all Obligations guaranteed by such Guarantor have been paid in full and the Lenders have no further commitment under the Credit Agreement to lend to, or accept and purchase B/As issued by, any Borrower whose Obligations are guaranteed by such Guarantor hereunder. Subject to the reinstatement provisions of Section 5, this Agreement shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend or accept and purchase B/As under the Credit Agreement.

          (b)   A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary of the Company; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

          (c)   In connection with any termination or release pursuant to paragraphs (a) or (b), the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor's expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 20 shall be without recourse to or warranty by the Administrative Agent.

        SECTION 21. Additional Subsidiaries. Pursuant to Section 5.09 of the Credit Agreement, each Significant Subsidiary (other than a Foreign Subsidiary that is not a Canadian Subsidiary, a UK

Subsidiary or a Foreign Subsidiary that Guarantees or is otherwise liable for the Senior Notes) that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming such a Significant Subsidiary within 15 days of becoming a Significant Subsidiary. Upon execution and delivery by the Administrative Agent and a Significant Subsidiary of an instrument in the form of Exhibit I hereto, such Significant Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

        SECTION 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 22 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

MOLSON COORS BREWING COMPANY, as Borrower,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	Vice President and Treasurer
COORS BREWING COMPANY, as Borrower and as Guarantor,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	Vice President and Treasurer
MOLSON CANADA 2005, as Borrower and as Canadian Guarantor,
By	/s/ KELLY L. BROWN
	Name:	Kelly L. Brown
	Title:	Secretary and Corporate Counsel
By	/s/ STUART PRESTON
	Name:	Stuart Preston
	Title:	Treasurer
MOLSON INC., as Borrower and as Canadian Guarantor,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	Treasurer
By	/s/ ROBERT WITWER
	Name:	Robert Witwer
	Title:	Vice President

MOLSON COORS CANADA INC., as Borrower and as Canadian Guarantor,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	Treasurer
By	/s/ ROBERT WITWER
	Name:	Robert Witwer
	Title:	Vice President
Executed and Delivered as a Deed by:
COORS BREWERS LIMITED, as Borrower and as UK Guarantor,
By	/s/ ROBERT REESE
	Name:	Robert Reese
	Title:	Director
By	/s/ TIMOTHY WOLF
	Name:	Timothy Wolf
	Title:	Director
MOLSON COORS CAPITAL FINANCE ULC, as Company Guarantor,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	President
COORS INTERCONTINENTAL, INC., as Guarantor,
By	/s/ DAVID G. BARNES
	Name:	David G. Barnes
	Title:	Treasurer

COORS BREWING COMPANY INTERNATIONAL, INC., as Guarantor,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	Treasurer
COORS WORLDWIDE, INC., as Guarantor,
By	/s/ DAVID G. BARNES
	Name:	David G. Barnes
	Title:	Treasurer
COORS DISTRIBUTING COMPANY, as Guarantor,
By	/s/ DAVID G. BARNES
	Name:	David G. Barnes
	Title:	Treasurer
COORS GLOBAL PROPERTIES, INC., as Guarantor,
By	/s/ PATTI L. ZENK
	Name:	Patti L. Zenk
	Title:	President
COORS INTERNATIONAL MARKET DEVELOPMENT, L.L.L.P., as Guarantor,
By:	Coors Global Properties, Inc.
Its:	General Partner
By	/s/ PATTI L. ZENK
	Name:	Patti L. Zenk
	Title:	President

Executed and Delivered as a Deed by:
COORS HOLDINGS LIMITED, as UK Guarantor,
By	/s/ ROBERT REESE
	Name:	Robert Reese
	Title:	Authorized Signatory
By	/s/ TIMOTHY WOLF
	Name:	Timothy Wolf
	Title:	Authorized Signatory
Executed and Delivered as a Deed by:
GOLDEN ACQUISITION LIMITED, as UK Guarantor,
By	/s/ ROBERT REESE
	Name:	Robert Reese
	Title:	Authorized Signatory
By	/s/ TIMOTHY WOLF
	Name:	Timothy Wolf
	Title:	Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent,
By	/s/ LOUIS K. BEASLEY III
	Name:	Louis K. Beasley III
	Title:	Director

Schedule I to
the Subsidiary Guarantee Agreement

GUARANTORS

Coors Brewing Company

Molson Canada 2005 (as Canadian Guarantor)

Molson Inc. (as Canadian Guarantor)

Molson Coors Canada Inc. (as Canadian Guarantor)

Coors Brewers Limited (as UK Guarantor)

Molson Coors Capital Finance ULC (as Company Guarantor)

Coors Intercontinental, Inc.

Coors Brewing Company International, Inc.

Coors Worldwide, Inc.

Coors Distributing Company

Coors Global Properties, Inc.

Coors International Market Development, L.L.L.P.

Coors Holdings Limited (as UK Guarantor)

Golden Acquisition Limited (as UK Guarantor)

Exhibit I to
the Subsidiary Guarantee Agreement

          SUPPLEMENT NO.    dated as of [            ], to the Subsidiary Guarantee Agreement dated as of March 2, 2005, among MOLSON COORS BREWING COMPANY, a Delaware corporation (the "Company"), COORS BREWING COMPANY, MOLSON CANADA 2005, MOLSON INC., MOLSON COORS CANADA INC. and COORS BREWERS LIMITED (the "Initial Borrowing Subsidiaries" and, together with the Company and other Borrowing Subsidiaries from time to time party to the Credit Agreement, the "Borrowers"), each subsidiary of the Company listed on Schedule I thereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").

        A.    Reference is made to the Credit Agreement dated as of March 2, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Initial Borrowing Subsidiaries and other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and Bank of Montreal, as Canadian Administrative Agent.

        B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Subsidiary Guarantee Agreement referred to therein.

        C.    The Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders to make Loans and accept and purchase B/As upon the terms and subject to the conditions set forth in the Credit Agreement. Section 21 of the Subsidiary Guarantee Agreement provides that additional Subsidiaries of the Company may become Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders to make additional Loans and accept and purchase additional B/As and as consideration for Loans previously made and B/As previously accepted and purchased.

        Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

        SECTION 1. In accordance with Section 21 of the Subsidiary Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a "Guarantor" in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

        SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and out-of-pocket disbursements of counsel for the Administrative Agent.

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        IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],
By
Name:
Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent,
By
Name:
Title:

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  Exhibit 99.2